LEGG MASON SPECIAL INVESTMENT TRUST, INC. - PRIMARY SHARES
           ----------------------------------------------------------

March 31, 1997 - March 31, 1998 (one year)
-------------------------------
Cumulative Total Return
-----------------------

ERV   =   (36.02 x 1.5815830) - (26.55 x 1.501715)  x 1000 + 1000 = 1428.84
          ----------------------------------------
                     (26.55 x 1.501715)

P     =   1000

C     =   1428.84   -  1  = .428840 =   42.88%
          -------                       -----
          1000

Average Annual Return:  Same
---------------------

March 31, 1993 - March 31, 1998 (five years)
-------------------------------
Cumulative Total Return
-----------------------

ERV   =   (36.02  X  1.5815830) -  (17.91 x 1.3669180)  x  1000 + 1000 = 2327.00
          --------------------------------------------
                     (17.91 x 1.3669180)

P     =   1000

C     =   2327.00   -  1  = 1.327006  = 132.70%
          -------                       ------
          1000

Average Annual Return:
---------------------
                     1
                     -
                     5

         (1.327006 + 1)    -  1  = 18.40%
                                   -----


March 31, 1988 - March 31, 1998 (ten years)
-------------------------------
Cumulative Total Return:
-----------------------

ERV = (36.02 x 1.5815830) - (10.13 x 1.1075710) x 1000 + 1000 = 5077.55
      -----------------------------------------
                  (10.13 x 1.1075710)

P   =   1000

C   =   5077.55  -  1 = 4.077555   = 407.76%
        -------                      ------
         1000

Average Annual Return:
---------------------
                 1/10
   (4.077555 + 1)          -  1 = 17.64%
                                  -----

                   LEGG MASON SPECIAL INVESTMENT TRUST, INC.
                       NAVIGATOR SPECIAL INVESTMENT TRUST

March 31, 1997 - March 31, 1998 (one year)
-------------------------------
Cumulative Total Return
-----------------------

   ERV  = (37.12  x .5973460) - (27.04 x .567796)  x 1000 + 1000 = 1444.22
          ---------------------------------------
                     (27.04 x .567796)

   P    = 1000

   C    = 1444.22   -  1  = .444225 = 44.42%
          -------                     -----
           1000

Average Annual Return:  Same
---------------------

December 1, 1994 - March 31, 1997 (life of class)
---------------------------------
Cumulative Total Return:
-----------------------

ERV   =     (37.12 x .5973460) - (19.11 x .523286) x 1000 + 1000 = 2217.34
            --------------------------------------
                      (19.11 x .523286)

P     =     1000

C     =     2217.34  -  1 = 1.217349   = 121.73%
            -------                      ------
            1000

Average Annual Return:
---------------------
                1/3.334246
  (1.217349 + 1)              -  1 = 26.98%
                                     -----